                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 29, 2001

                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                       1-8787                     13-2592361
(State or Other            (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)

                                70 Pine Street
                           New York, New York 10270
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (212) 770-7000

           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 2.           Acquisition or Disposition of Assets.

                  On August 29, 2001, Washington Acquisition Corporation ("WAC"), a Texas corporation and a wholly owned subsidiary of American International Group, Inc. ("AIG"), merged (the "Merger") with and into American General Corporation ("American General"), a Texas corporation, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 11, 2001, by and among AIG, WAC and American General. In accordance with the Merger Agreement, each share of common stock, par value $0.50 per share, of American General outstanding immediately prior to the effective time of the Merger was converted into the right to receive 0.5790 of a share of common stock, par value $2.50 per share, of AIG, with cash paid in lieu of any fractional share of AIG common stock. Approximately 311 million shares of AIG common stock are issuable in the Merger. As a result of the Merger, American General has become a wholly owned subsidiary of AIG.


                  The Merger Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement.


Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of American General

                  The following financial statements of American General are incorporated by reference to pages 38 through 59 of American General's Annual Report to Shareholders, which are included as Exhibit 13 to American General's Annual Report on Form 10-K for the year ended December 31, 2000 (Commission File Number 1-7981):

-        Consolidated Balance Sheets as of December 31, 2000 and 1999

- Consolidated Income Statements for the Years Ended December 31, 2000, 1999 and 1998

- Consolidated Statements of Shareholders' Equity for the Years Ended December 31, 2000, 1999 and 1998

- Consolidated Statements of Cash Flows for the Years Ended December 31, 2000, 1999 and 1998

-        Notes to Financial Statements

-        Independent Auditors' Report

                  The following financial statements of American General are incorporated by reference to American General's Quarterly Report on Form 10-Q for the period ended June 30, 2001:

-        Consolidated Balance Sheet as of June 30, 2001

- Consolidated Income Statement for the six months and quarters ended June 30, 2001 and 2000

- Consolidated Statements of Shareholders' Equity and Comprehensive Income for the six months ended June 30, 2001 and 2000

- Consolidated Statement of Cash Flow for the six-month periods ended June 30, 2001 and 2000
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-        Notes to Unaudited Financial Statements

         (b)      Pro Forma Financial Information

                  Pro forma financial information of AIG and American General is incorporated by reference to pages 59 through 69 of Amendment No. 1 to AIG's Registration Statement on Form S-4, filed June 20, 2001 (Registration No. 333-62688)

         (c)      Exhibits

                  2.1 Agreement and Plan of Merger, dated as of May 11, 2001, by and among American International Group, Inc., Washington Acquisition Corporation and American General Corporation.

                  99.1 Press Release of American International Group, Inc., dated August 29, 2001.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AMERICAN INTERNATIONAL GROUP, INC.




                                     By: /s/ Kathleen E. Shannon
                                        ----------------------------------------
                                          Name:  Kathleen E. Shannon
                                          Title: Vice President and Secretary

Dated:   August 29, 2001
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                                  EXHIBIT INDEX

Exhibit Number                    Description                                  Location
--------------                    -----------                                  --------
      2.1        Agreement and Plan of Merger, dated as of May   Incorporated herein by reference to
                 11, 2001, by and among American International   Exhibit No. 2.02 to American
                 Group, Inc., Washington Acquisition             General Corporation's Current
                 Corporation and American General Corporation.   Report on Form 8-K, filed May 11,
                                                                 2001 (File No. 1-7981).

     99.1        Press Release of American
                 International Group, Inc., dated
                 August 29, 2001.                                Filed herewith.